                                                                  Exhibit 10.19
 ------------------------------------------------------------------------------


                              SEVENTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                                       AND

                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT


                            Dated as of March 3, 2000


                                      Among

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.
                        DAXBOURNE INTERNATIONAL LIMITED


                                      and

                              FLEET NATIONAL BANK


 ------------------------------------------------------------------------------

               SEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                       AND
                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     This SEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 3, 2000 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company" or the "Parent"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "U.S. Borrower" and collectively, the "U.S. Borrowers"), DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "U.K. Borrower") (the U.S. Borrowers and U.K. Borrower each a "Borrower" and collectively, the "Borrowers") and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association (the "Bank").

                                    Recitals

     The Borrowers and the Bank are parties to a Credit and Guaranty Agreement dated as of March 12, 1997 (as amended, the "U.S. Credit Agreement") and a Credit Agreement dated as of October 3, 1997 (as amended, the "U.K. Credit Agreement") (each a "Credit Agreement" and collectively, the "Credit Agreements"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements. The Borrowers desire to amend the Credit Agreements in certain respects, including increasing the Term Loan under the U.S. Credit Agreement, and the Bank is willing to agree to such amendments on the terms and conditions set forth herein.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 4, the Borrowers and the Bank hereby amend the Credit Agreements as follows:

         Section 1.     Amendment of Definitions. Section 1.1 of each of the
                        ------------------------
Credit Agreements is hereby amended, effective as of January 1, 2000, as follows:

                        (a)    The definition of "Consolidated EBITDA" is hereby
                                                  -------------------
                 deleted in its entirety and a new definition substituted therefor as follows:

                               "`Consolidated EBITDA' shall mean for any period
                        the sum of (a) Consolidated Net Income plus (b) all amounts deducted in computing Consolidated Net Income in respect of (i) interest expense on Indebtedness, (ii) taxes based on or measured by income, and (iii) depreciation and amortization expense, in each case for the period under review; provided, however, that in
                                                 --------  -------
                        calculating Consolidated Net Income, the restructuring charge incurred by the Company and its Subsidiaries relating to severance packages for certain senior employees during the quarter ended October 2, 1999, in an aggregate amount not to exceed $600,000, shall not be treated as an expense during such quarter but shall be treated as an expense in the future quarters as and when such severance amounts are paid in cash or property and the charge incurred by the Company associated with the termination of the "Paula's Hatbox" line of business during the quarter ended January 1, 2000 up to $1,800,000, shall not be treated as an expense; and provided, further, that in calculating Consolidated
                        --------  -------
                        EBITDA for any period through the third quarter of 2000 for the purposes of Sections 7.1 and 7.3 hereto, there shall be included an assumed $125,000 of net income from operations of American Healthcare Institute, Inc. ("AHI") for each quarter of operations of AHI through the third quarter of 1999 of the Borrowers."

                        (b)   A new definition of "Seventh Amendment" shall be
                                                   -----------------
                 added in alphabetical order, as follows:

                              ""Seventh Amendment" shall mean the Seventh
                        Amendment to Credit and Guaranty Agreement and Sixth Amendment to Credit Agreement dated as of March 3, 2000 by and among the Borrowers and the Bank."

         Section 2.     Amendment of Covenants. Section 7.3 of each of the
                        ----------------------
Credit Agreements is hereby amended by deleting paragraph (b) thereof in its entirety and substituting therefor the following:

                              "(b) The Company and its Subsidiaries shall earn
                 Consolidated EBITDA of not less than (i) $750,000 in each first fiscal quarter, commencing with the first fiscal quarter of 2000, (ii) $1,900,000 in each second fiscal quarter, commencing with the second fiscal quarter of 2000, (iii) $1,200,000 in each third fiscal quarter, commencing with the third fiscal quarter of 2000, and (iv) $1,800,000 in each fourth fiscal quarter, commencing with the fourth fiscal quarter of 2000."

         Section 3.     Effectiveness: Conditions to Effectiveness. This Seventh
                        ------------------------------------------
Amendment to Credit and Guaranty Agreement and Sixth Amendment to Credit Agreement shall become effective as of the date set forth above upon execution hereof by the Borrowers and the Bank and satisfaction of the following conditions:

         (a)            Officers' Certificate. The Borrowers shall have
                        ---------------------
delivered to the Bank an Officers' Certificate in the form of Exhibit A hereto.
                                                              ---------

         (b)            Fee. The Borrowers shall have paid to the Bank a fee of
                        ---
$10,000, which fee shall be earned in full by the Bank upon its execution hereof.

         Section 4.     Representations and Warranties: No Default. The U.S.
                        ------------------------------------------
Borrowers hereby confirm to the Bank the representations and warranties of the U.S. Borrowers set forth in Article 5 of the U.S. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that
                                                    --------  -------
references therein to the 1996 Financial Statements, shall be deemed to refer to the 1998 Financial Statements; and provided, further, that the representation
                                   --------  -------
contained in Section 5.12 of the U.S. Credit Agreement is qualified to the extent of the following changes which have been notified to the Bank prior to the date hereof: (i) the acquisition of assets of the American Healthcare Institute, Inc., (ii) the closing of the "Paula's Hatbox" line of business, and
(iii) the notice of proposed resignation of Steven L. Bock as a full-time employee of the Borrowers). The U.K. Borrower hereby confirms to the Bank the representations and warranties of the U.K. Borrower set forth in Article 5 of the U.K. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that references therein to the 1996 Financial Statements, shall be deemed to refer to the 1998 Financial Statements; and provided, further, that the representation contained in the section 5.12 of the
--------  -------
U.K. Credit Agreement is qualified to the extent of the following changes which have been notified to the Bank prior to the date thereof: (i) the acquisition of assets of American Healthcare Institute, Inc., (ii) the closing of the "Paula's Hatbox" line of business, and (iii) the notice of proposed resignation of Steven
L. Bock as a full-time employee of the Borrowers). The Borrowers acknowledge that if Steven L. Bock ceases to serve actively as a full-time employee of the U.S. Borrowers, it will constitute an Event of Default as provided in and in accordance with Section 10.1(h) of each of the Credit Agreements unless expressly waived in writing by the Bank within ninety (90) days of the occurrence of such cessation of active full-time employment. The Borrowers hereby certify that no Default exists under the Credit Agreements.

         Section 5.     Miscellaneous. The Borrowers agree to pay on demand all
                        -------------
the Bank's reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Amendment shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the U.K. Credit Agreement, as to which English law shall apply).

               IN WITNESS WHEREOF, The U.S. Borrowers, the U.K. Borrower and the Bank have caused this Seventh Amendment to Credit and Guaranty Agreement and Sixth Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.


                                                SPECIALTY CATALOG CORP.

                                                By:      /s/ Steven L. Bock
                                                         ------------------
                                                Name:    Steven L. Bock
                                                Title:   CEO

                                                SC CORPORATION d/b/a SC DIRECT

                                                By:      /s/ Steven L. Bock
                                                         ------------------
                                                Name:    Steven L. Bock
                                                Title:   CEO

                                                SC PUBLISHING, INC.

                                                By:      /s/ Steven L. Bock
                                                         ------------------
                                                Name:    Steven L. Bock
                                                Title:   CEO

                                                DAXBOURNE INTERNATIONAL LIMITED

                                                By:      /s/ Steven L. Bock
                                                         ------------------
                                                Name:    Steven L. Bock
                                                Title:   CEO

                                                FLEET NATIONAL BANK

                                                By:      /s/ John Sharry
                                                         ---------------
                                                Name:    John Sharry
                                                Title:   Vice President

                         ACKNOWLEDGEMENT OF GUARANTOR

     The undersigned, Guarantor of all bank Obligations pursuant to an Unlimited Guaranty dated as of December 30, 1997, hereby acknowledges and consents to the foregoing.


                                              SC LICENSING CORP.

                                              By:      /s/ Steven L. Bock
                                                       ------------------
                                              Name:    Steven L. Bock
                                              Title:   CEO